                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                New Horizons Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
NEW HORIZONS FUND
-----------------
     * Formerly high-flying technology stocks reversed course and dragged nearly all major market indices into negative territory for 2000.
     * The fund suffered most in the second half (-11.21%) but closed down just 1.86% for the year.
     * Results were better than the Russell 2000 Growth Index for both periods a nd exceeded our Lipper peer average for the year but not the last six months.
     * Biotech holdings were the fund's best performers for the year, while most tech holdings were weak.
     * Recent high levels of volatility, particularly for high-growth stocks, could well persist until the economy's path becomes clear; longer term, we expect small-cap growth stocks to continue providing above-average returns.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     Amid unprecedented volatility, stock prices fell in the second half of 2000, and most market indices ended the year in negative territory. The Standard & Poor's 500 Stock Index fell 9.11% for the year, ending its unprecedented run of five consecutive years of better than 20% gains. Technology stocks, the market heroes of the late 1990s, reached unsustainable valuations early in the year and fell sharply from their March peaks, accounting for practically all of the declines in most market indices. A strong economic backdrop early in the year gave way to fears of a sharp slowdown as the year ended.

     Small-company stocks fared somewhat better than large for both the second half and full year, clearly outperforming large-caps for the first year since 1993. Small-caps entered 2000 much more reasonably valued than large-caps and thus held up better when the market tumbled. Small-cap technology stocks experienced huge declines in most cases, while many other small-cap sectors actually rose during the year.

PERFORMANCE COMPARISON
----------------------
Periods Ended 12/31/00             6 Months     12 Months
----------------------             --------     ---------
New Horizons Fund                   -11.21%       -1.86%
Russell 2000 Growth Index           -23.37       -22.43
Russell 2000 Index                   -5.88        -3.02
Lipper Small-Cap Fund Index         -10.68        -6.59
S&P 500 Stock Index                  -8.72        -9.11



     Your fund, which invests in the small-cap growth segment of the market, did not escape the downturn, declining 11.21% for the six months and 1.86% for the full year. However, the fund held up much better than the Russell 2000 Growth Index, as shown in the table, and finished well ahead of the average small-cap growth fund for the year. Our somewhat cautious stance on technology early in the year as well as our broad-based portfolio contributed to our relatively better results for the year. The fund's longer-term record continues to compare favorably with the small-cap market indices and the average small-cap mutual fund. For the 5- and 10-year periods ended December 31, 2000, the fund's cumulative returns were 77.53% and 468.74% respectively, compared with 63.36% and 323.51% for the Russell 2000 Index, 41.20% and 233.50% for the Russell 2000 Growth Index, and 72.43% and 336.11% for the Lipper Small-Cap Fund Index.

YEAR-END DISTRIBUTIONS
----------------------

     On December 12, 2000, your Board of Directors declared a short-term capital gain distribution of $0.62 per share and a long-term capital gain distribution of $2.52 per share to shareholders of record on that date. These were paid on December 14, 2000. You should have already received your check or statement reflecting these distri-butions as well as a Form 1099-DIV summarizing this information for 2000 tax purposes.

MARKET ENVIRONMENT
------------------

     The U.S. economy roared in like a lion in 2000 but exited like a lamb. Nevertheless, 2000 was the economy's tenth consecutive year of positive growth, an all-time record. The initial robust economic momentum resulted from strength in both the consumer and capital investment sectors. Record employment and surging consumer confidence, due in part to the strong financial markets of the previous five years, led to recordbreaking consumer spending on autos, housing, and other goods and services. A technology-led capital spending boom also contributed to the surging economy. Corporate earnings continued to rise at near-record, double-digit annual rates. Even inflation and interest rates remained benign in the first half, despite some pockets of labor shortages and surging energy prices. Increasing estimates of the federal budget surplus also fueled investor optimism early in the year.

     The Fed may have sowed the seeds of the economic slowdown by raising the federal funds repeatedly between June 1999 and May 2000. More likely, economic and stock market expectations simply got too high and were bound to disappoint. Economic growth of 5% to 7%, corporate earnings gains of 20%, and annual stock returns of over 20% were unsustainable. The technology-led Nasdaq's second-quarter correction, a 37% peak-to-trough decline, was its sharpest fall since 1990, and a warning shot. The market bounced back over the summer months but then plummeted from September through year-end, once again with technology stocks leading the way.

     By year-end, most stock market indices, both large- and small-cap, showed single-digit declines, but the Nasdaq index fell 39%, giving back the bulk of its 86% rise in 1999. While the overall market peaked in March and technology stocks fell approximately 50% over the remainder of the year, non-technology sectors, specifically health care, financials, and energy, actually rose between March and year-end.

     The last 10 months of the year were a mirror image of the market of the preceding several years in other ways as well. Small-cap stocks outperformed large, and value stocks outperformed growth for the first time since 1993. Within the small-cap market, the implosion of technology stocks led to record underperformance of growth versus value, a reversal of 1999's record outperformance of the growth sector.


SMALL-CAP STOCK RETURNS
-----------------------

Periods Ended 12/31/00             6 Months     12 Months
----------------------             --------     ---------
Russell 2000 Index                  -5.88%       -3.02%
Russell 2000 Growth Index          -23.37       -22.43
Russell 2000 Value Index            16.04        22.83



     Dizzying market volatility was a prominent feature of last year's market. The average daily move in the S&P 500 was over 1% while the Nasdaq Composite rose or fell close to 2% on average. An end to the record-breaking market advance, the abrupt change in market leadership away from technology, and the unprecedented volatility cooled investors' love affair with equities. While retail mutual fund inflows reached an all-time high in 2000, by year-end these had slowed to a trickle.

PORTFOLIO REVIEW
----------------

     Fund performance in the second half of 2000 was inversely related to weightings in the previously high-flying technology and telecommunications sectors. While technology was our largest sector weighting, entering the second half at 32% of net assets, the portfolio was more broadly diversified across all sectors of the small-cap growth universe than many similar funds. Top performers were broadly dispersed, coming from sectors including financial, consumer, business services, and energy. Almost all of the worst performers were technology issues, reversing the trend of recent years.

     Despite the pervasive technology weakness, the fund's top performer for the six months was NetIQ, a computer software company, which rose nearly 50% in the second half. NetIQ, our largest holding at year-end, provides essential software enabling companies to monitor and optimize the performance of their Windows NT-based systems and applications. Several longtime computer service holdings, including Bisys and Affiliated Computer Services, were also top performers, rising better than 50% for the six months. Other leading gainers included adult education provider Apollo Group, dental and medical products distributor Henry Schein, mortgage insurer Radian Group, and automotive parts retailer O'Reilly Automotive.

     Eight of our 10 worst contributors in the last six months were technology issues. Semiconductor stocks, a core contributor to the fund's strong performance in the '90s, fell sharply in the second half as orders softened and end markets weakened. Altera, Lattice Semiconductor, and Cogenx were particularly weak. Media stocks were generally lackluster, reflecting a softening advertising environment. Direct TV franchisee Pegasus Communications fell sharply due to fears of a slowdown in new subscribers.



SECTOR DIVERSIFICATION
----------------------
                       12/31/99      6/30/00       12/31/00
                       --------      -------       --------
Financial                   3%            3%            3%
Health Care                15            17            19
Consumer                   14            11            13
Technology                 28            32            27
Business Services          32            27            27
Energy                      3             4             7
Industrial                  1             1             1
Reserves                    4             5             3
                       --------      -------       --------
Total                     100%         100%           100%



     For the full year, biotechnology stocks were the fund's standout performers. Many of our biotechnology holdings doubled in price during the year, including NPS Pharmaceuticals, Inhale Therapeutic Systems, and COR Therapeutics. Other groups making a significant contribution to the year's results include energy and consumer services, particularly education-related companies. Weak stocks were mostly technology-related, as was the case for the six months.

     We shifted our sector weightings somewhat over the course of the year, but most changes came from the sharply differing performance of market sectors. The biggest move was a reduction in our technology weighting from its peak of 32% at midyear to 27% at year-end. The weighting drop reflected underperformance, and we were actually a net buyer of technology stocks late in the year as the sector weakened. Business services holdings fell early in the year but were stable in the second half. Health care holdings rose, principally due to strong performance throughout the sector. Energy holdings also increased due to good performance and net additions during the year.

OUTLOOK
-------

     The U.S. economy enters 2001 with more uncertainty than at any time in the past decade. The question is no longer if the economy will slow down, but rather how much. Some Wall Street economists believe we have already entered a recession. Despite continued record employment levels, consumer spending has weakened across the board. Consumer confidence has plummeted, perhaps partly in response to the stock market downturn. The "wealth effect" from the bursting of the technology stock bubble may be working its way through the economy. Extended uncertainty through November and early December about the outcome of the presidential election also contributed to the erosion in consumer confidence. The Fed's rate hikes in the first half of 2000 may have helped slow the overheated economy, and many industrial sectors are experiencing sharp downturns. The number of corporate earnings shortfall announcements has surged in recent months, encompassing practically every major sector in the economy.


*****************************

   The stock market
   actually  showed
   resiliency last
   year as numerous
   groups . . . rose
   while technology
   stocks faltered.

*****************************


     Probably the most telling signal confirming the downturn was the Fed's decision the first week of January to lower short-term interest rates in a rare interim meeting. Whether the Fed can engineer another soft landing, as in 1995, is the question. There are some encouraging signs, however. Employment remains robust, and, even if the unemployment rate rises somewhat, the consumer sector (two-thirds of the economy) is not likely to go into a free-fall. Investment spending on productivity-enhancing technology investments is unlikely to plummet; Wall Street growth expectations simply got carried away. Despite record increases in energy prices, inflation has remained surprisingly tame at close to 3%, and both short- and long-term interest rates are fairly low.

     Overall stock market valuations are quite reasonable, with the median valuation of stocks in the S&P 500 at a price/earnings (P/E) ratio of 16. Surprisingly, despite the washout in technology, many leading tech companies continue to sell at extremely high valuations compared with the rest of the market. The stock market actually showed resiliency last year as numerous groups, such as health care, financial, and energy issues, rose while technology stocks faltered. The improved performance of the small-cap stock sector was also quite encouraging.


     Softness in some technology stocks continues, a hangover from last year's negative sentiment and Wall Street's still-too-optimistic earnings growth expectations. Your fund's average P/E and relative P/E compared with the S&P 500 remained well above recent levels at year-end (see page 7). The average 12-month forward P/E of the fund's portfolio was 31.1, and the relative P/E was 1.41, its highest since 1996. Technology and biotechnology valuations remain well above those in other sectors of the portfolio. Of course, growth prospects in these sectors are stronger as well.

     While the near-term outlook for the market and the fund is likely to remain volatile, we continue to believe that our well-diversified portfolio of vibrant small-cap growth companies will deliver above-average returns over time.

Respectfully submitted,

/s/

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 23, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================

Graphs shown after letter.

NEW HORIZONS FUND P/E RATIO      NEW HORIZONS FUNDS P/E RELATIVE TO THE S&P 500
---------------------------      ----------------------------------------------
     12/65   24.6                               12/65   1.47
             20.4                                       1.27
             21.4                                       1.40
             20.7                                       1.50
     12/66   23.6                               12/66   1.56
             30.9                                       1.83
             32.4                                       1.91
             36.4                                       2.01
     12/67   31.9                               12/67   1.91
             29.2                                       1.86
             37.1                                       2.14
             32.8                                       1.84
     12/68   33.5                               12/68   1.86
             30.1                                       1.71
             31.4                                       1.86
             28.6                                       1.64
     12/69   28.6                               12/69   1.57
             25.0                                       1.43
             17.7                                       1.27
             20.4                                       1.28
     12/70   22.2                               12/70   1.31
             29.7                                       1.62
             28.0                                       1.63
             27.7                                       1.63
     12/71   28.6                               12/71   1.80
             33.5                                       1.99
             33.5                                       2.11
             29.7                                       1.97
     12/72   29.2                               12/72   1.90
             22.6                                       1.67
             17.9                                       1.46
             21.7                                       1.67
     12/73   16.8                               12/73   1.47
             15.7                                       1.39
             12.5                                       1.19
             8.70                                       1.13
     12/74   8.70                               12/74   1.04
             13.7                                       1.25
             15.3                                       1.29
             11.7                                       1.16
     12/75   11.5                               12/75   1.17
             12.4                                       1.14
             10.7                                       1.03
             10.1                                       1.04
     12/76   10.4                               12/76   1.07
             9.0                                        0.94
             8.7                                        1.02
             8.6                                        1.05

     12/77   8.8                                12/77   1.11
             8.6                                        1.18
             9.5                                        1.22
             10.7                                       1.29
     12/78   8.9                                12/78   1.17
             9.6                                        1.28
             9.0                                        1.18
             9.80                                       1.20
     12/79   10.7                               12/79   1.32
             9.30                                       1.37
             10.4                                       1.28
             14.2                                       1.63
     12/80   16.5                               12/80   1.88
             15.7                                       1.89
             14.9                                       1.94
             11.3                                       1.66
     12/81   11.5                               12/81   1.53
             10.4                                       1.53
             10.8                                       1.54
             13.1                                       1.70
     12/82   16.8                               12/82   1.89
             19.4                                       2.11
             21.5                                       2.17
             19.3                                       2.05
     12/83   17.3                               12/83   1.86
             14.4                                       1.60
             13.9                                       1.62
             13.5                                       1.52
     12/84   12.4                               12/84   1.35
             14.5                                       1.42
             15.0                                       1.35
             14.0                                       1.27
     12/85   16.1                               12/85   1.30
             17.3                                       1.26
             17.5                                       1.15
             14.6                                       1.05
     12/86   14.5                               12/86   1.02
             18.3                                       1.10
             17.9                                       1.13
             18.2                                       1.14
     12/87   12.5                               12/87   1.01
             13.9                                       1.09
             14.7                                       1.20
             12.8                                       1.12
     12/88   12.5                               12/88   1.14
             13.0                                       1.12
             13.8                                       1.12
             14.5                                       1.08
     12/89   14.3                               12/89   1.01
             13.4                                       0.99
             15.0                                       1.05
             12.0                                       0.96

     12/90   13.6                               12/90   1.01
             18.3                                       1.20
             17.1                                       1.17
             17.8                                       1.15
     12/91   19.8                               12/91   1.19
             19.4                                       1.23
             16.8                                       1.06
             17.0                                       1.06
     12/92   19.8                               12/92   1.20
             19.0                                       1.14
             19.7                                       1.20
             20.9                                       1.25
     12/93   21.5                               12/93   1.34
             20.0                                       1.32
             18.2                                       1.26
             18.9                                       1.29
     12/94   18.2                               12/94   1.37
             18.9                                       1.32
             20.4                                       1.34
             22.8                                       1.44
     12/95   23.6                               12/95   1.49
             24.1                                       1.48
             26.2                                       1.58
             21.4                                       1.58
     12/96   23.1                               12/96   1.23
             27.2                                       1.23
             23.6                                       1.17
             24.7                                       1.33
     12/97   24.4                               12/97   1.16
             20.6                                       1.09
             23.5                                       1.04
             20.7                                       0.96
     12/98   24.4                               12/98   0.92
             25.1                                       0.78
             28.3                                       0.90
     12/99   31.9                               12/99   1.03
             32.4                                       1.33
             32.6                                       1.38
     12/00   31.1                               12/00   1.41


================================================================================

T. Rowe Price New Horizons Fund
-------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                        Percent of
                                                                    Net Assets
                                                                      12/31/00
-------------------------------------------------------------------------------
  NetIQ                                                                    2.1%
-------------------------------------------------------------------------------
  BISYS Group                                                              1.7
-------------------------------------------------------------------------------
  Catalina Marketing                                                       1.6
-------------------------------------------------------------------------------
  BJ Services                                                              1.6
-------------------------------------------------------------------------------
  Affiliated Computer Services                                             1.5
-------------------------------------------------------------------------------
  Maxim Integrated Products                                                1.4
-------------------------------------------------------------------------------
  Electronic Arts                                                          1.4
-------------------------------------------------------------------------------
  Orthodontic Centers of America                                           1.3
-------------------------------------------------------------------------------
  Analog Devices                                                           1.3
-------------------------------------------------------------------------------
  Radian Group                                                             1.2
-------------------------------------------------------------------------------
  Cephalon                                                                 1.2
-------------------------------------------------------------------------------
  Apollo Group                                                             1.2
-------------------------------------------------------------------------------
  Informatica                                                              1.2
-------------------------------------------------------------------------------
  SunGard Data Systems                                                     1.1
-------------------------------------------------------------------------------
  NPS Pharmaceuticals                                                      1.1
-------------------------------------------------------------------------------
  Henry Schein                                                             1.1
-------------------------------------------------------------------------------
  WebTrends                                                                1.1
-------------------------------------------------------------------------------
  Outback Steakhouse                                                       1.1
-------------------------------------------------------------------------------
  Pegasus Communications                                                   1.1
-------------------------------------------------------------------------------
  Internet Security Systems                                                1.0
-------------------------------------------------------------------------------
  Altera                                                                   1.0
-------------------------------------------------------------------------------
  Inhale Therapeutic Systems                                               1.0
-------------------------------------------------------------------------------
  COR Therapeutics                                                         1.0
-------------------------------------------------------------------------------
  Abgenix                                                                  0.9
-------------------------------------------------------------------------------
  Iron Mountain                                                            0.9
-------------------------------------------------------------------------------
  Total                                                                   31.1%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 12/31/00
-----------------------
Ten Best Contributors
---------------------
NetIQ                                  19  cents
BISYS Group                            18
Affiliated Computer Services           18
Henry Schein                           14
Apollo Group                           13
NPS Pharmaceuticals                    13
Radian Group                           12
O'Reilly Automotive                    11
Omnicare                               11
SunGard Data Systems                   10
Total                                 139   cents

Ten Worst Contributors
----------------------
Altera                                -23   cents
Concord Communications                 21
Texas Instruments **                   18
Cognex                                 18
Harmonic                               16
Lattice Semiconductor                  16
Maxim Integrated Products              15
Clear Channel Communications           15
Pegasus Communications                 15
Analog Devices                         14
Total                                -171   cents

12 Months Ended 12/31/00
Ten Best Contributors
---------------------
Burr Brown **                          47   cents
NetIQ *                                28
Orthodontic Centers of America         24
Inhale Therapeutic Systems             22
NPS Pharmaceuticals                    22
Apollo Group                           18
Analog Devices                         18
Henry Schein                           18
COR Therapeutics                       18
BJ Services                            17
Total                                 232   cents

Ten Worst Contributors
----------------------
Liberate Technologies                 -40   cents
Electronics for Imaging                25
Synopsys **                            23
Iron Mountain                          23
Concord Communications                 21
Texas Instruments **                   18
Clear Channel Communications           18
Harmonic *                             17
Parametric Technology                  15
VoiceStream Wireless ***               15
Total                                -215   cents
        *      Position added
        **     Position eliminated
        ***    Position added and eliminated
================================================================================
T. Rowe Price New Horizons Fund
-------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

            Russell 2000            Lipper Small
            Growth Index           Cap Fund Index         New Horizons Fund
12/31/90        10000                   10000                   10000
12/31/91        15119                   14853                   15230
12/31/92        16293                   16514                   16842
12/31/93        18473                   19309                   20548
12/31/94        18024                   19216                   20610
12/31/95        23619                   25292                   32037
12/31/96        26279                   28926                   37494
12/31/97        29681                   33270                   41159
12/31/98        30048                   32985                   43730
12/31/99        42997                   46687                   57952
12/31/00        33350                   43611                   56874

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

 Periods Ended 12/31/00         1 Year      3 Years      5 Years     10 Years
 ----------------------         ------      -------      -------     --------
 New Horizons Fund              -1.86%       11.38%       12.16%      18.98%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Horizons Fund
------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
                             Year
                            Ended
                         12/31/00   12/31/99   12/31/98    12/31/97    12/31/96
NET ASSET VALUE
Beginning of period      $  27.53   $  23.34   $  23.30   $   21.77   $   20.50
--------------------------------------------------------------------------------
Investment activities
Net investment
  income (loss)             (0.13)     (0.15)     (0.15)      (0.12)      (0.08)
Net realized and
unrealized gain (loss)      (0.37)      7.36       1.46        2.23        3.54
--------------------------------------------------------------------------------
Total from
investment activities       (0.50)      7.21       1.31        2.11        3.46
--------------------------------------------------------------------------------
Distributions
Net realized gain           (3.14)     (3.02)     (1.27)      (0.58)      (2.19)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $  23.89   $  27.53   $  23.34   $   23.30   $   21.77

Ratios/Supplemental Data
Total return*              (1.86)%    32.52%     6.25%       9.77%       17.03%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets       0.88%      0.90%     0.89%       0.88%       0.90%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                 (0.51)%    (0.66)%    (0.65)%     (0.57)%    (0.41)%
--------------------------------------------------------------------------------
Portfolio turnover rate    47.2%      44.7%      41.2%       45.2%       41.4%
--------------------------------------------------------------------------------
Net assets,
end of period
(in millions)            $   6,122  $  6,022  $   5,228  $    5,104  $    4,363
--------------------------------------------------------------------------------
* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------                              December 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------                                          In thousands
                                                          Shares         Value
                                                          ------         -----
EQUITY INVESTMENTS  96.8% **
FINANCIAL  3.1%
Insurance  1.5%
Mutual Risk Management                                   525,000  $      7,973
-------------------------------------------------------------------------------
Presidential Life                                        754,700        11,297
-------------------------------------------------------------------------------
Radian Group                                           1,000,000        75,063
-------------------------------------------------------------------------------
                                                                        94,333
-------------------------------------------------------------------------------
Financial Services  1.6%
Affiliated Managers Group *                              400,000        21,950
-------------------------------------------------------------------------------
eSpeed (Class A) *                                       500,000         7,922
-------------------------------------------------------------------------------
Financial Federal *                                      600,000        14,325
-------------------------------------------------------------------------------
Investors Financial Services                             150,000        12,895
-------------------------------------------------------------------------------
Jones Lang Lasalle *                                     350,000         4,856
-------------------------------------------------------------------------------
Legg Mason                                               600,000        32,700
-------------------------------------------------------------------------------
                                                                        94,648
-------------------------------------------------------------------------------
Total Financial                                                        188,981
-------------------------------------------------------------------------------

HEALTH CARE  19.1%
Pharmaceuticals  0.6%
Control Delivery Systems (Series A) *++ss.                74,432         4,000
-------------------------------------------------------------------------------
Ista Pharmaceuticals *                                   354,000         3,850
-------------------------------------------------------------------------------
King Pharmaceuticals *                                   300,000        15,506
-------------------------------------------------------------------------------
Magainin Pharmaceuticals, Warrants, 8/6/01 *++           337,299             0
-------------------------------------------------------------------------------
Shire Pharmaceuticals ADR *                              317,400        14,570
-------------------------------------------------------------------------------
                                                                        37,926
-------------------------------------------------------------------------------
Biotechnology  13.0%
Abgenix *                                                980,100        57,918
-------------------------------------------------------------------------------
Advanced Medicine, (Series D) *++ss.                      513,334         4,620
-------------------------------------------------------------------------------
Aerogen *                                                250,000         2,641
-------------------------------------------------------------------------------
Affymetrix *                                             550,000        40,923
-------------------------------------------------------------------------------

Alexion Pharmaceutical *                                 480,000        31,185
-------------------------------------------------------------------------------
Alkermes *                                             1,500,000        47,109
-------------------------------------------------------------------------------
Aurora Biosciences *                                     545,000        17,151
-------------------------------------------------------------------------------
Cephalon *                                             1,185,900        75,045
-------------------------------------------------------------------------------
Charles River Laboratories *                             400,000        10,950
-------------------------------------------------------------------------------
COR Therapeutics *                                     1,695,000        59,590
-------------------------------------------------------------------------------
Cubist Pharmaceuticals *                                 410,000  $     12,082
-------------------------------------------------------------------------------
CV Therapeutics *                                         75,000         5,320
-------------------------------------------------------------------------------
Deltagen *                                               295,000         3,134
-------------------------------------------------------------------------------
Doubletwist (Series D) *++ss.                           2,657,807         4,000
-------------------------------------------------------------------------------
EDEN Bioscience *                                         41,000         1,226
-------------------------------------------------------------------------------
Epix Medical *                                           550,000         4,469
-------------------------------------------------------------------------------
Exelixis *                                               275,000         4,030
-------------------------------------------------------------------------------
Gilead Sciences *                                        585,000        48,518
-------------------------------------------------------------------------------
Human Genome Sciences *                                  440,000        30,498
-------------------------------------------------------------------------------
IDEC Pharmaceuticals *                                    10,000         1,895
-------------------------------------------------------------------------------
Incyte Genomics *                                        645,200        16,029
-------------------------------------------------------------------------------
Inhale Therapeutic Systems *                           1,200,000        60,038
-------------------------------------------------------------------------------
Invitrogen *                                             300,000        25,913
-------------------------------------------------------------------------------
Neose Technologies *                                     178,600         5,888
-------------------------------------------------------------------------------
Neurocrine Biosciences *                               1,150,700        38,081
-------------------------------------------------------------------------------
NPS Pharmaceuticals *+                                 1,452,000        69,469
-------------------------------------------------------------------------------
OSI Pharmaceuticals *                                    197,000        15,778
-------------------------------------------------------------------------------
Pharmacopeia *                                           150,000         3,277
-------------------------------------------------------------------------------
Pozen *                                                   35,000           637
-------------------------------------------------------------------------------
Protein Design Labs *                                     20,000         1,718
-------------------------------------------------------------------------------
Qiagen *                                                 200,000         6,938
-------------------------------------------------------------------------------

QLT *                                                    650,000        18,241
-------------------------------------------------------------------------------
Serologicals *+                                        1,825,000        27,546
-------------------------------------------------------------------------------
Transkaryotic Therapies *                                 50,000         1,820
-------------------------------------------------------------------------------
Triangle Pharmaceuticals *                             1,700,000         8,447
-------------------------------------------------------------------------------
Trimeris *                                               275,000        15,125
-------------------------------------------------------------------------------
ViroPharma *                                             490,800         7,086
-------------------------------------------------------------------------------
Visible Genetics *                                       375,000        14,098
-------------------------------------------------------------------------------
XOMA *                                                   100,000           981
-------------------------------------------------------------------------------
                                                                       799,414
-------------------------------------------------------------------------------
Medical Instruments and Devices  2.9%
Advanced Neuromodulation Systems *                       324,200         6,626
-------------------------------------------------------------------------------
Apogent Technologies *                                 1,000,000        20,500
-------------------------------------------------------------------------------
ArthroCare *                                             250,000         4,883
-------------------------------------------------------------------------------
Aspect Medical Systems *                                 500,000         4,320
-------------------------------------------------------------------------------
CIMA Labs *                                               50,000         3,252
-------------------------------------------------------------------------------
Cytyc *                                                  450,000        28,125
-------------------------------------------------------------------------------
Mentor                                                   765,000        15,085
-------------------------------------------------------------------------------
Mettler Toledo International *                           370,000        20,119
-------------------------------------------------------------------------------
Molecular Devices *                                      353,500  $     24,182
-------------------------------------------------------------------------------
Novoste *                                                240,000         6,585
-------------------------------------------------------------------------------
ResMed *                                                 500,000        19,937
-------------------------------------------------------------------------------
Waters *                                                 200,000        16,700
-------------------------------------------------------------------------------
Wilson Greatbatch Technologies *                         250,000         7,062
-------------------------------------------------------------------------------
                                                                       177,376
-------------------------------------------------------------------------------

Healthcare Services  2.6%
AmeriPath *                                            1,000,000        25,062
-------------------------------------------------------------------------------
Boron LePore & Associates *+                           1,030,000        10,783
-------------------------------------------------------------------------------
Bruker Daltonics *                                        72,300         1,713
-------------------------------------------------------------------------------
Cerus *                                                   15,000         1,126
-------------------------------------------------------------------------------
Davita *                                               1,940,400        33,229
-------------------------------------------------------------------------------
HealthStream *+                                        2,500,000         2,734
-------------------------------------------------------------------------------
Omnicare                                               2,019,100        43,663
-------------------------------------------------------------------------------
Renal Care Group *                                     1,064,700        29,179
-------------------------------------------------------------------------------
Specialty Laboratories *                                 100,000         3,313
-------------------------------------------------------------------------------
WebMD *                                                  902,500         7,178
-------------------------------------------------------------------------------
                                                                       157,980
-------------------------------------------------------------------------------
Total Health Care                                                    1,172,696
-------------------------------------------------------------------------------

CONSUMER  13.2%
Soft Goods Retailers  0.8%
Jo Ann Stores (Class B) *                                470,000         1,997
-------------------------------------------------------------------------------
Pacific Sunwear *                                      1,250,000        31,992
-------------------------------------------------------------------------------
Tuesday Morning *+                                     2,200,000        11,619
-------------------------------------------------------------------------------
Urban Outfitters *                                       606,500         4,833
-------------------------------------------------------------------------------
                                                                        50,441
-------------------------------------------------------------------------------
Hard Goods Retailers  3.6%
Casey's General Stores                                 2,000,000        29,750
-------------------------------------------------------------------------------
Cole National (Class A) *+                             1,058,000         9,125
-------------------------------------------------------------------------------
Discount Auto Parts *                                    798,700         4,393
-------------------------------------------------------------------------------
Duane Reade *+                                         1,750,000        53,484
-------------------------------------------------------------------------------
Family Dollar Stores                                   1,500,000        32,156
-------------------------------------------------------------------------------
O'Reilly Automotive *                                  2,000,000        54,188
-------------------------------------------------------------------------------

Sonic Automotive *                                     1,000,000         6,875
-------------------------------------------------------------------------------
TSC *+                                                   800,000         6,950
-------------------------------------------------------------------------------
Tweeter Home Entertainment Group *+                    1,250,000        15,313
-------------------------------------------------------------------------------
Ultimate Electronics *                                   340,000  $      7,448
-------------------------------------------------------------------------------
Wild Oats Markets *                                      700,000         3,019
-------------------------------------------------------------------------------
                                                                       222,701
-------------------------------------------------------------------------------
Consumer Durables  0.4%
Harman International                                     576,800        21,053
-------------------------------------------------------------------------------
                                                                        21,053
-------------------------------------------------------------------------------
Consumer Nondurables  1.3%
American Italian Pasta *                                 500,000        13,406
-------------------------------------------------------------------------------
Nautica Enterprises *+                                 1,750,000        26,578
-------------------------------------------------------------------------------
QuikSilver *+                                          1,250,000        24,219
-------------------------------------------------------------------------------
Rayovac *                                                850,000        12,059
-------------------------------------------------------------------------------
                                                                        76,262
-------------------------------------------------------------------------------
Restaurants  2.0%
Outback Steakhouse *                                   2,500,000        64,688
-------------------------------------------------------------------------------
PF Chang's China Bistro *                                500,000        15,734
-------------------------------------------------------------------------------
Sonic *+                                               1,800,000        42,075
-------------------------------------------------------------------------------
                                                                       122,497
-------------------------------------------------------------------------------
Entertainment  0.9%
Intrawest                                                300,000         5,981
-------------------------------------------------------------------------------
Six Flags *                                            1,231,500        21,167
-------------------------------------------------------------------------------
Speedway Motorsports *                                   500,000        12,000
-------------------------------------------------------------------------------
Vail Resorts *                                           610,000        14,297
-------------------------------------------------------------------------------
                                                                        53,445
-------------------------------------------------------------------------------

Consumer Services  4.2%
Advantage Learning Systems *                             405,000        13,631
-------------------------------------------------------------------------------
Apollo Group (Class A) *                               1,500,000        73,781
-------------------------------------------------------------------------------
Avis Group Holdings *                                  1,000,000        32,562
-------------------------------------------------------------------------------
Bright Horizons Family Solution *                        500,000        12,875
-------------------------------------------------------------------------------
Caliber Learning Network *                               560,000           560
-------------------------------------------------------------------------------
Devry *                                                  300,000        11,325
-------------------------------------------------------------------------------
Edison Schools *                                       1,015,000        32,004
-------------------------------------------------------------------------------
Extended Stay America *                                2,000,000        25,700
-------------------------------------------------------------------------------
School Specialty *                                       400,000         8,038
-------------------------------------------------------------------------------
Strayer Education +                                      800,000        20,175
-------------------------------------------------------------------------------
Sylvan Learning Systems *                              1,000,000        14,719
-------------------------------------------------------------------------------
University of Phoenix Online *+                          450,000        14,400
-------------------------------------------------------------------------------
                                                                       259,770
-------------------------------------------------------------------------------
Total Consumer                                                         806,169
-------------------------------------------------------------------------------

TECHNOLOGY  26.5%
Computer Software  10.2%
Actuate *                                              2,050,000  $     39,270
-------------------------------------------------------------------------------
Convera *                                                750,000        13,313
-------------------------------------------------------------------------------
Electronic Arts *                                      2,000,000        85,312
-------------------------------------------------------------------------------
Great Plains Software *                                  625,000        29,414
-------------------------------------------------------------------------------
Informatica *                                          1,820,000        71,947
-------------------------------------------------------------------------------
Interact Commerce *                                      800,000         6,550
-------------------------------------------------------------------------------
Internet Security Systems *                              775,000        60,765
-------------------------------------------------------------------------------
Matrixone *                                            1,105,000        20,063
-------------------------------------------------------------------------------
National Instruments *                                   625,000        30,332
-------------------------------------------------------------------------------

NetIQ *                                                1,500,000       131,016
-------------------------------------------------------------------------------
Packeteer *                                            1,025,000        12,716
-------------------------------------------------------------------------------
Parametric Technology *                                2,000,000        26,937
-------------------------------------------------------------------------------
Register.com *                                           700,000         4,922
-------------------------------------------------------------------------------
Selectica *                                            1,229,900        29,748
-------------------------------------------------------------------------------
Speechworks International *                               47,500         2,332
-------------------------------------------------------------------------------
Support.com *                                            260,000         5,273
-------------------------------------------------------------------------------
Synplicity *                                             285,000         4,382
-------------------------------------------------------------------------------
Verity *                                               1,475,000        35,446
-------------------------------------------------------------------------------
Websense *                                               100,000         1,441
-------------------------------------------------------------------------------
Wind River Systems *                                     350,000        11,933
-------------------------------------------------------------------------------
                                                                       623,112
-------------------------------------------------------------------------------
Semiconductors and Components  9.9%
Altera *                                               2,300,000        60,591
-------------------------------------------------------------------------------
Analog Devices *                                       1,500,000        76,781
-------------------------------------------------------------------------------
ATMI *                                                 1,450,000        28,275
-------------------------------------------------------------------------------
Brooks Automation *                                      400,000        11,213
-------------------------------------------------------------------------------
Cabot Microelectronics *                                 975,000        50,730
-------------------------------------------------------------------------------
Cognex *                                               1,450,000        31,991
-------------------------------------------------------------------------------
Ddi *                                                  1,200,000        32,850
-------------------------------------------------------------------------------
hi/fn *+                                                 670,000        18,446
-------------------------------------------------------------------------------
Lam Research *                                         1,300,000        18,931
-------------------------------------------------------------------------------
Lattice Semiconductor *                                2,375,000        43,566
-------------------------------------------------------------------------------
Linear Technology                                        400,000        18,487
-------------------------------------------------------------------------------
Maxim Integrated Products *                            1,800,000        86,006
-------------------------------------------------------------------------------
Methode Electronics (Class A)                            600,000        13,613
-------------------------------------------------------------------------------

Micrel *                                                 985,000        33,151
-------------------------------------------------------------------------------
Molex                                                    122,070  $      4,330
-------------------------------------------------------------------------------
O2Micro International *                                  250,000         1,891
-------------------------------------------------------------------------------
Pixelworks *                                             325,000         7,313
-------------------------------------------------------------------------------
SIPEX *+                                               1,400,000        33,337
-------------------------------------------------------------------------------
Xilinx *                                                 775,000        35,892
-------------------------------------------------------------------------------
                                                                       607,394
-------------------------------------------------------------------------------
Networking and Telecom Equipment  2.6%
Airnet Commerce *                                        425,000         2,895
-------------------------------------------------------------------------------
AudioCodes *                                             650,000         8,795
-------------------------------------------------------------------------------
BreezeCom *                                              550,000         7,820
-------------------------------------------------------------------------------
Ceragon Networks                                         625,000         7,500
-------------------------------------------------------------------------------
Concord Communications *+                              1,500,000        13,148
-------------------------------------------------------------------------------
Floware Wireless Systems                                 300,000         3,525
-------------------------------------------------------------------------------
Harmonic *                                             2,200,000        12,581
-------------------------------------------------------------------------------
Newport                                                  525,000        41,262
-------------------------------------------------------------------------------
Nuance Communications                                    175,000         7,498
-------------------------------------------------------------------------------
Oplink Communications *                                1,083,000        19,596
-------------------------------------------------------------------------------
Sonicwall *                                              811,700        13,165
-------------------------------------------------------------------------------
Turnstone Systems *                                    2,400,000        17,588
-------------------------------------------------------------------------------
Vyyo *                                                   300,000         1,842
-------------------------------------------------------------------------------
                                                                       157,215
-------------------------------------------------------------------------------
Computer Hardware/Peripherals  0.2%
Electronics for Imaging *                                550,000         7,683
-------------------------------------------------------------------------------
MIPS Technologies *                                      200,000         5,331
-------------------------------------------------------------------------------
                                                                        13,014
-------------------------------------------------------------------------------

E-Commerce  3.6%
Digital Insight *                                        500,000         9,078
-------------------------------------------------------------------------------
Keynote Systems *                                        600,000         8,531
-------------------------------------------------------------------------------
Liberate Technologies *                                2,400,000        32,625
-------------------------------------------------------------------------------
Loislaw.com *                                            770,000         3,285
-------------------------------------------------------------------------------
Netegrity *                                              325,000        17,662
-------------------------------------------------------------------------------
PurchasePro.com *                                      2,625,000        45,855
-------------------------------------------------------------------------------
ValiCert *                                               500,000         3,164
-------------------------------------------------------------------------------
webMethods *                                             263,500        23,435
-------------------------------------------------------------------------------
WebTrends *+                                           2,350,000        68,077
-------------------------------------------------------------------------------
Wink Communications *                                    500,000         3,031
-------------------------------------------------------------------------------
Zonafinanciera.com (Series C) *+++ss.                   1,190,760         5,000
-------------------------------------------------------------------------------
                                                                       219,743
-------------------------------------------------------------------------------
Total Technology                                                     1,620,478
-------------------------------------------------------------------------------

BUSINESS SERVICES  27.1%
Telecom Services  2.4%
Airgate PCS *                                            500,000  $     17,719
-------------------------------------------------------------------------------
Alamosa PCS Holdings *                                 1,000,000         7,766
-------------------------------------------------------------------------------
Brightpoint *                                          1,500,000         5,226
-------------------------------------------------------------------------------
Choice One Communications *                              500,000         4,680
-------------------------------------------------------------------------------
Cypress Communications *                                 500,000           476
-------------------------------------------------------------------------------
ITC Deltacom *                                           650,000         3,504
-------------------------------------------------------------------------------
Metromedia International *                             1,000,000         2,600
-------------------------------------------------------------------------------
Microcell Telecommunications *                         1,000,000        18,969
-------------------------------------------------------------------------------
Millicom International Cellular *                        900,000        20,616
-------------------------------------------------------------------------------
NTL *                                                    416,665         9,974
-------------------------------------------------------------------------------

OmniSky *                                                175,000         1,449
-------------------------------------------------------------------------------
SBA Communcations *                                      600,000        24,637
-------------------------------------------------------------------------------
Spectrasite Holdings *                                 1,511,200        19,976
-------------------------------------------------------------------------------
Telus *                                                  119,352         3,096
-------------------------------------------------------------------------------
Ubiquital *                                            1,000,000         5,625
-------------------------------------------------------------------------------
US Unwired (Class A)                                     500,000         2,359
-------------------------------------------------------------------------------
                                                                       148,672
-------------------------------------------------------------------------------
Computer Services  5.3%
Affiliated Computer Services (Class A) *               1,534,800        93,143
-------------------------------------------------------------------------------
BISYS Group *                                          2,000,000       104,875
-------------------------------------------------------------------------------
NOVA *                                                 1,650,000        32,897
-------------------------------------------------------------------------------
Paychex                                                  500,000        24,328
-------------------------------------------------------------------------------
SunGard Data Systems *                                 1,478,700        69,684
-------------------------------------------------------------------------------
                                                                       324,927
-------------------------------------------------------------------------------
Distribution  2.4%
Henry Schein *                                         2,000,000        69,250
-------------------------------------------------------------------------------
MSC Industrial Direct *                                1,750,000        31,609
-------------------------------------------------------------------------------
United Stationers *                                    1,000,000        24,844
-------------------------------------------------------------------------------
Watsco (Class A)                                       2,000,000        23,040
-------------------------------------------------------------------------------
                                                                       148,743
-------------------------------------------------------------------------------
Transportation  0.7%
C.H. Robinson Worldwide                                  420,000        13,217
-------------------------------------------------------------------------------
EGL *                                                  1,000,000        23,781
-------------------------------------------------------------------------------
UTI Worldwide *                                          350,000         6,891
-------------------------------------------------------------------------------
                                                                        43,889
-------------------------------------------------------------------------------

Media and Advertising  7.4%
ADVO *                                                 1,155,000  $     51,253
-------------------------------------------------------------------------------
Catalina Marketing *                                   2,505,000        97,538
-------------------------------------------------------------------------------
Citadel Communications *                                 162,800         1,949
-------------------------------------------------------------------------------
Classic Communications (Class A) *                       400,000           838
-------------------------------------------------------------------------------
Clear Channel Communications *                         1,000,000        48,437
-------------------------------------------------------------------------------
Emmis Broadcasting (Class A) *                           600,000        17,175
-------------------------------------------------------------------------------
Entercom Communications *                                432,100        14,880
-------------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                      1,750,000        48,891
-------------------------------------------------------------------------------
Lamar Advertising *                                    1,000,000        38,719
-------------------------------------------------------------------------------
NDS Group ADR *                                          105,000         5,703
-------------------------------------------------------------------------------
Pegasus Communications *                               2,500,000        64,453
-------------------------------------------------------------------------------
Radio One *                                            1,500,000        16,453
-------------------------------------------------------------------------------
Regent Communications *                                1,500,000         8,953
-------------------------------------------------------------------------------
Sinclair Broadcast Group (Class A) *                   1,500,000        15,023
-------------------------------------------------------------------------------
Westwood One *                                           660,800        12,762
-------------------------------------------------------------------------------
Young Broadcasting (Class A) *                           332,300        11,070
-------------------------------------------------------------------------------
                                                                       454,097
-------------------------------------------------------------------------------
Environmental  0.5%
Catalytica Energy Systems *                              137,499         2,376
-------------------------------------------------------------------------------
U.S. Liquids *                                           350,000           766
-------------------------------------------------------------------------------
Waste Connections *                                      850,000        28,076
-------------------------------------------------------------------------------
                                                                        31,218
-------------------------------------------------------------------------------
Engineering and Construction  0.9%
Tetra Tech *                                           1,000,000        31,844
-------------------------------------------------------------------------------
Toll Brothers *                                          500,000        20,437
-------------------------------------------------------------------------------
                                                                        52,281
-------------------------------------------------------------------------------

Miscellaneous Business Services  7.1%
AnswerThink *                                            750,000         2,719
-------------------------------------------------------------------------------
Cape Success *                                            46,320             0
-------------------------------------------------------------------------------
Cape Success, (Series B) *                                 3,584             0
-------------------------------------------------------------------------------
Comfort Systems USA *                                  1,750,000         3,719
-------------------------------------------------------------------------------
Corporate Executive Board *                              400,000        15,825
-------------------------------------------------------------------------------
DigitalThink *                                           250,000         4,242
-------------------------------------------------------------------------------
Direct Focus *                                           200,000         6,706
-------------------------------------------------------------------------------
Edgewater Technology *                                 1,250,000         8,184
-------------------------------------------------------------------------------
eLoyalty *                                             1,200,000         7,819
-------------------------------------------------------------------------------
Emerge Interactive *                                     400,000         1,450
-------------------------------------------------------------------------------
Exult *                                                  267,500    $    3,628
-------------------------------------------------------------------------------
F. Y. I. *                                               750,000        27,820
-------------------------------------------------------------------------------
Forrester Research *                                     250,000        12,508
-------------------------------------------------------------------------------
Global Imaging Systems *+                              1,100,000         3,919
-------------------------------------------------------------------------------
Heidrick & Struggles *                                   345,500        14,532
-------------------------------------------------------------------------------
iGATE Capital *                                           45,000           126
-------------------------------------------------------------------------------
Immedient *                                               13,056           104
-------------------------------------------------------------------------------
InfoUSA *                                              1,405,300         4,831
-------------------------------------------------------------------------------
Iron Mountain *                                        1,500,000        55,687
-------------------------------------------------------------------------------
Leapnet *+                                             1,573,792         1,303
-------------------------------------------------------------------------------
META Group *+                                          1,125,000         7,119
-------------------------------------------------------------------------------
Modis Professional Services *                            750,000         3,094
-------------------------------------------------------------------------------
New England Business Service                             200,000         3,650
-------------------------------------------------------------------------------
Orthodontic Centers of America *+                      2,500,000        78,125
-------------------------------------------------------------------------------
Prepaid Legal Services *                                 250,000         6,375
-------------------------------------------------------------------------------

ProBusiness Services *                                   600,000        15,994
-------------------------------------------------------------------------------
ProsoftTraining.com *+                                 1,175,000        14,173
-------------------------------------------------------------------------------
Resources Connection *                                   250,000         4,758
-------------------------------------------------------------------------------
SITEL *                                                2,750,000         7,906
-------------------------------------------------------------------------------
SmartForce ADR *                                         600,000        22,519
-------------------------------------------------------------------------------
Symyx Technologies *                                     600,000        21,619
-------------------------------------------------------------------------------
Tier Technologies (Class B) *                          1,250,000         7,090
-------------------------------------------------------------------------------
Trammell Crow *                                        1,500,000        20,250
-------------------------------------------------------------------------------
West TeleServices *                                      545,300        15,371
-------------------------------------------------------------------------------
Zebra Technologies (Class A) *                           744,000        30,667
-------------------------------------------------------------------------------
                                                                       433,832
-------------------------------------------------------------------------------
Real Estate Services  0.4%
CoStar Group *                                           250,000         5,883
-------------------------------------------------------------------------------
Delta Pine & Land                                        750,000        15,703
-------------------------------------------------------------------------------
                                                                        21,586
-------------------------------------------------------------------------------
Total Business Services                                              1,659,245
-------------------------------------------------------------------------------

ENERGY  7.2%
Exploration and Production  1.5%
Barrett Resources *                                      450,000        25,566
-------------------------------------------------------------------------------
Cross Timbers Oil                                      1,125,000        31,219
-------------------------------------------------------------------------------
Devon Energy                                             300,387        18,314
-------------------------------------------------------------------------------
Noble Affiliates                                         200,000  $      9,200
-------------------------------------------------------------------------------
Westport Resources *                                     500,000        10,969
-------------------------------------------------------------------------------
                                                                        95,268
-------------------------------------------------------------------------------

Energy Services  5.7%
BJ Services *                                          1,400,000        96,425
-------------------------------------------------------------------------------
Coflexip ADR                                             400,000        24,938
-------------------------------------------------------------------------------
Cooper Cameron *                                         600,000        39,637
-------------------------------------------------------------------------------
Helmerich & Payne                                      1,200,000        52,650
-------------------------------------------------------------------------------
Hydril *                                                 300,000         5,288
-------------------------------------------------------------------------------
Key Energy Services *                                  3,250,000        33,922
-------------------------------------------------------------------------------
Seacor Smit *                                            450,000        23,681
-------------------------------------------------------------------------------
Smith International *                                    500,000        37,281
-------------------------------------------------------------------------------
Tidewater                                                750,000        33,281
-------------------------------------------------------------------------------
                                                                       347,103
-------------------------------------------------------------------------------
Total Energy                                                           442,371
-------------------------------------------------------------------------------

INDUSTRIAL  0.3%
Paper and Forest Products  0.1%
Lydall *                                                 500,000         4,344
-------------------------------------------------------------------------------
                                                                         4,344
-------------------------------------------------------------------------------
Machinery  0.2%
Encompass Services *                                     884,907         4,480
-------------------------------------------------------------------------------
United Rentals *                                         827,000        11,113
-------------------------------------------------------------------------------
                                                                        15,593
-------------------------------------------------------------------------------
Total Industrial                                                        19,937
-------------------------------------------------------------------------------

MISCELLANEOUS  0.3%
Global Industries                                        500,000         6,828
-------------------------------------------------------------------------------
Other Miscellaneous                                                      8,726
-------------------------------------------------------------------------------
Total Miscellaneous                                                     15,554
-------------------------------------------------------------------------------
Total Equity Investments (Cost  $4,525,406)                          5,925,431

SHORT-TERM INVESTMENTS  5.6%
Money Market Funds  5.6%
Reserve Investment Fund, 6.69% #+                    345,232,108       345,232
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $345,232)                          345,232

Total Investments in Securities
102.4% of Net Assets (Cost $4,870,638)                            $  6,270,663

Other Assets Less Liabilities                                         (148,373)

NET ASSETS                                                        $  6,122,290
   #  Seven-day yield
   +  Affiliated company
   *  Non-income producing
 ADR  American Depository Receipt
  ++ Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 0.3.% of net assets
  ** Common stocks, rights, and warrants - cost $4,507,786, value $5,907,811, 96.6% of net assets; Preferred stocks - cost $8,620, value $8,620, 0.1% of net assets; Convertible preferred stocks - cost $9,000, value $9,000, 0.1% of net assets
  ss. Private Placement

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price New Horizons Fund
-------------------------------                              December 31, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                               In thousands
ASSETS
Investments in securities, at value
     Affiliated companies (cost $859,974)                       $     923,455
     Other companies (cost $4,010,664)                              5,347,208
     Total investments in securities                                6,270,663

Other assets                                                          166,719
Total assets                                                        6,437,382
LIABILITIES
Total liabilities                                                     315,092

NET ASSETS                                                      $   6,122,290
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions       $     133,830
Net unrealized gain (loss)                                          1,400,025

Paid-in-capital applicable to 256,216,632 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                       4,588,435

NET ASSETS                                                      $   6,122,290
NET ASSET VALUE PER SHARE                                       $       23.89

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------
STATEMENT OF OPERATIONS
-----------------------                                      In thousands
                                                                     Year
                                                                    Ended
                                                                 12/31/00
Investment Income (Loss)
Income
  Interest (including $21,205 from affiliated companies)        $  21,205
  Dividend (including $196 from affiliated companies)               4,309
--------------------------------------------------------------------------
  Total income                                                     25,514
--------------------------------------------------------------------------
Expenses
  Investment management                                            45,642
  Shareholder servicing                                            13,691
  Custody and accounting                                              313
  Prospectus and shareholder reports                                  273
  Registration                                                        204
  Legal and audit                                                      34
  Directors                                                            18
  Miscellaneous                                                        35
--------------------------------------------------------------------------
  Total expenses                                                   60,210
  Expenses paid indirectly                                           (133)
--------------------------------------------------------------------------
  Net expenses                                                     60,077
--------------------------------------------------------------------------
Net investment income (loss)                                      (34,563)
--------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities
(including $5,436 from affiliated companies)                      805,258
--------------------------------------------------------------------------
Change in net unrealized gain or loss on securities
(including $79,009 from affiliated companies)                    (957,315)
--------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          (152,057)
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $(186,620)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                            Year
                                                           Ended
                                                        12/31/00       12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $  (34,563)    $  (32,602)
  Net realized gain (loss)                               805,258        764,303
  Change in net unrealized gain or loss                 (957,315)       753,938
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     (186,620)     1,485,639
--------------------------------------------------------------------------------
Distributions to shareholders
  Net realized gain                                     (749,163)      (593,298)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          2,020,588        787,313
  Distributions reinvested                               724,155        571,898
  Shares redeemed                                     (1,708,666)    (1,458,035)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   1,036,077        (98,824)
--------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                        100,294        793,517
Beginning of period                                    6,021,996      5,228,479
--------------------------------------------------------------------------------
End of period                                         $6,122,290     $6,021,996

*Share information
  Shares sold                                             68,146         33,180
  Distributions reinvested                                30,198         23,390
  Shares redeemed                                        (60,830)       (61,913)
--------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding               37,514         (5,343)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------                                December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price New Horizons Fund , Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $3,376,819,000 and $3,046,481,000 respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.


Undistributed net investment income                    $    34,563,000
Undistributed net realized gain                           (119,640,000)
Paid-in-capital                                             85,077,000


     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,870,638,000. Net unrealized gain aggregated $1,400,025,000 at period-end, of which $2,319,575,000 related to appreciated investments and $919,550,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,555,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of cer-tain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and admin-istrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,774,000 for the year ended December 31, 2000, of which $954,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $21,205,000 and are reflected as interest income in the accompanying Statement of Operations.

     Additionally, is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 10.1% of the outstanding shares of the fund at December 31, 2000. For the year then ended, the fund was allocated $1,579,000 of Spectrum expenses, $148,000 of which was payable at period-end.

================================================================================
T. Rowe Price New Horizons Fund
-------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================

T. Rowe Price New Horizons Fund
-------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
-----------------------------------------------------------

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

        *    $148,048,000 from short-term capital gains,
        * $686,192,000 from long-term capital gains, subject to the 20% rate gains category.

        For corporate shareholders, $1,232,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES
--------------------------
TELE*ACCESS[REGISTRATION MARK]Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

INTERNET. T ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES
----------------
CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*
-------------------
INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

TO  OPEN  AN  ACCOUNT  Call  a  shareholder  service   representative  for  more
information.

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free  Bond
Maryland Tax-Free Bond
New Jersey Tax-Free  Bond
New York  Tax-Free  Bond
Summit  Municipal  Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY  MARKET FUNDS
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth  Portfolio
Equity Income  Portfolio
Equity Index 500 Portfolio
Health  Sciences  Portfolio
International  Stock  Portfolio
Limited-Term  Bond Portfolio
Mid-Cap  Growth  Portfolio
New  America  Growth  Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;

     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.

     The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES*
------------------
     T. ROWE PRICE RETIREMENT INCOME MANAGERSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES
--------------------
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
 Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

SOFTWARE PACKAGES
T. Rowe Price Retirement Planning
 AnalyzerTM CD-ROM or diskette $19.95.
 To order, please call 1-800-541-5760.
 Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM
 CD-ROM or diskette, free. To order,
 please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
 ANNUITY (INCOME ACCOUNT)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.
================================================================================

T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for
 Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual
 Funds
The Roth IRA: A Review
Tax Information for Mutual Fund
 Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock
 Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income
 Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
 Bonds

Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
 Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
Combining Individual Securities With
 Mutual Funds
Getting Started: An Introduction to
 Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
 and Short-Selling
What You Should Know About Options
What You Should Know About Stocks
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A
WEEK By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley
Colorado Springs
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        F42-050  12/31/00